Exhibit 99.1
Hudson City Bancorp, Inc. Ronald E. Hermance, Jr., Chairman, President & CEO J U L Y 2 0 0 9

our year to 1 0 S T R A I G H T Y E A R S O F R E C O R D R E S U L T S shine

Forward-Looking Statement This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) Hudson City Bancorp, Inc.'s "Hudson City" or "HCBK") plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as "may", "believe", "expect", "anticipate", "should", "plan", "estimate", "predict", "continue", "potential", or words of similar meaning. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Hudson City's 2008 Annual Report on Form 10-K and the March 31, 2009 Form 10-Q both filed with the Securities and Exchange Commission and are available at the SEC's Internet site (http://www.sec.gov) or through our Internet site (http://www.hcbk.com). Any or all of the forward-looking statements in this presentation and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed, Hudson City does not intend to update any of the forward-looking statements after the date of this presentation or to conform these statements to actual events. Hudson City O U R Y E A R T O S H I N E

Site of original main office in Hudson City, New Jersey Established March 27, 1868

Hudson City Savings Bank The first entry of names in the depositors signature book, 1868 Garret D. Van Reipen First President of Hudson City Savings Bank

The watchword of the bank has been conservative and efficient service to its customers Robert J. Rendall, 1928

Background Established in 1874 By Lewis Miller and John Heyl Vincent Originally the Chautauqua Lake Sunday School Assembly Broadened almost immediately beyond courses for Sunday school teachers to include academic subjects, music, art and physical education Chautauqua Source: www.ciweb.org/historyarchives Chautauqua Institution's Bestor Plaza Fountain

Simple Consistent Operating Model Founded to offer people a safe place to put money and to fund housing needs Today we originate and purchase single family mortgage loans and we keep all mortgages in portfolio We fund our lending and investing activities with retail deposits and borrowings We compete on the basis of superior customer service and attractive pricing Industry-leading operating efficiency allows us to be highly profitable while offering very competitive rates Focused operations, portfolio lending strategy, and low employee turnover contribute to superior customer service Our strong underwriting has produced outstanding credit quality We do not use credit scores Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Snapshot of Hudson City in 1999 at or for the three months ended March 31, 1999 Assets $7.9 billion Loans $3.7 billion Deposits $6.9 billion Equity $921 million Equity/Assets 11.69% Efficiency Ratio 31.07% Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Initial Public Offering - 1999 Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E "First-step" conversion in July 1999, sold 47% and raised $527.6 million selling 54,350,000 shares at $10.00 per share Opened trading at $12.50 Thereafter... Stock splits 2 for 1 on June 17, 2002 from $42/share to $21/share First two out-of-state branches opened in New York, total branches increased to 84

Corporate Structure (1999-2005) Hudson City Hudson City, MHC 53% Public Ownership 47% Hudson City Savings Bank Hudson City Bancorp, Inc. 100% Similar to the structure of Northwest Savings and Third Federal C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Stock Price Performance 7/13/99-3/31/05 Source: SNL Financial. Indexed Price Thrifts: +121% HCBK: +631% S&P: -15% Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E HCBK Thrift Index S&P 500 7/13/1999 1 1 1 7/14/1999 1.2687 1.0021 1.0033 7/15/1999 1.2625 1.0085 1.0115 7/16/1999 1.2406 1.0103 1.0181 7/19/1999 1.2156 1.0116 1.0101 7/20/1999 1.2125 1.0005 0.9882 7/21/1999 1.2187 0.9959 0.9898 7/22/1999 1.2187 1.0095 0.9766 7/23/1999 1.2375 1.0045 0.9737 7/26/1999 1.2375 1.0031 0.9671 7/27/1999 1.2562 1.0088 0.978 7/28/1999 1.2687 1.0068 0.9798 7/29/1999 1.2562 0.9921 0.9623 7/30/1999 1.275 0.9842 0.9535 8/2/1999 1.275 0.9854 0.953 8/3/1999 1.2812 0.9816 0.9488 8/4/1999 1.2719 0.9678 0.9367 8/5/1999 1.275 0.9642 0.9427 8/6/1999 1.275 0.9495 0.9331 8/9/1999 1.2875 0.9492 0.9313 8/10/1999 1.2812 0.9403 0.9195 8/11/1999 1.2937 0.9529 0.9342 8/12/1999 1.2875 0.949 0.9315 8/13/1999 1.2937 0.9707 0.9527 8/16/1999 1.3 0.9601 0.9549 8/17/1999 1.3125 0.9687 0.9646 8/18/1999 1.3 0.9722 0.9564 8/19/1999 1.3062 0.9642 0.9498 8/20/1999 1.3031 0.9673 0.9591 8/23/1999 1.3188 0.9732 0.9761 8/24/1999 1.3125 0.9731 0.9784 8/25/1999 1.3188 0.967 0.9916 8/26/1999 1.3125 0.9571 0.9774 8/27/1999 1.3188 0.9518 0.9675 8/30/1999 1.3125 0.9266 0.9501 8/31/1999 1.3125 0.92 0.9475 9/1/1999 1.3125 0.9267 0.9552 9/2/1999 1.3062 0.9088 0.9466 9/3/1999 1.3125 0.9358 0.9739 9/7/1999 1.3125 0.9229 0.9691 9/8/1999 1.3437 0.922 0.9645 9/9/1999 1.3437 0.921 0.9671 9/10/1999 1.3563 0.9228 0.9699 9/13/1999 1.35 0.9186 0.9645 9/14/1999 1.35 0.912 0.9589 9/15/1999 1.3188 0.9137 0.9458 9/16/1999 1.3125 0.9038 0.9461 9/17/1999 1.325 0.9161 0.9583 9/20/1999 1.3188 0.9095 0.9584 9/21/1999 1.3188 0.8875 0.9383 9/22/1999 1.3312 0.8804 0.9404 9/23/1999 1.325 0.8765 0.9191 9/24/1999 1.3437 0.8762 0.9166 9/27/1999 1.3312 0.8687 0.9209 9/28/1999 1.3437 0.8664 0.9201 9/29/1999 1.3437 0.8718 0.9102 9/30/1999 1.375 0.8864 0.9205 10/1/1999 1.3563 0.8816 0.9205 10/4/1999 1.375 0.9017 0.9362 10/5/1999 1.3875 0.909 0.9338 10/6/1999 1.3875 0.9233 0.9511 10/7/1999 1.35 0.9097 0.9455 10/8/1999 1.3563 0.9171 0.9566 10/11/1999 1.3437 0.9038 0.9581 10/12/1999 1.35 0.8917 0.9422 10/13/1999 1.35 0.8802 0.9225 10/14/1999 1.3437 0.8737 0.921 10/15/1999 1.3437 0.8579 0.8951 10/18/1999 1.3188 0.859 0.8999 10/19/1999 1.3188 0.8672 0.9051 10/20/1999 1.325 0.8793 0.9253 10/21/1999 1.3125 0.8722 0.9211 10/22/1999 1.3125 0.9048 0.934 10/25/1999 1.3062 0.8981 0.9283 10/26/1999 1.3062 0.8992 0.9199 10/27/1999 1.3062 0.9247 0.9305 10/28/1999 1.3125 0.9618 0.9633 10/29/1999 1.3312 0.9639 0.978 11/1/1999 1.3312 0.9579 0.9717 11/2/1999 1.3437 0.9672 0.9671 11/3/1999 1.3406 0.9688 0.9723 11/4/1999 1.3437 0.9789 0.9778 11/5/1999 1.3437 0.9802 0.9833 11/8/1999 1.35 0.9732 0.9881 11/9/1999 1.3437 0.9652 0.9797 11/10/1999 1.3437 0.9509 0.9856 11/11/1999 1.35 0.9354 0.9913 11/12/1999 1.3437 0.947 1.0018 11/15/1999 1.35 0.9434 1.0006 11/16/1999 1.3437 0.9531 1.019 11/17/1999 1.3437 0.9427 1.0123 11/18/1999 1.35 0.9286 1.0225 11/19/1999 1.35 0.9232 1.0204 11/22/1999 1.35 0.9055 1.0196 11/23/1999 1.3437 0.8998 1.008 11/24/1999 1.3437 0.8933 1.0169 11/26/1999 1.3437 0.8968 1.0165 11/29/1999 1.3437 0.8811 1.0102 11/30/1999 1.3437 0.8837 0.9968

Earnings per Share Dividends per Share 1999 0.47 0.1 2000 0.52 0.145 2001 0.68 0.235 2002 1.01 0.345 2003 1.11 0.52 2004 1.29 0.7 2004 0.3 0.16 2005 0.34 0.2 Earnings and Dividend Growth 12/31/99-3/31/2005 Source: Company filings. Year Ended December 31, Qtr. Ended March 31, Hudson City EPS 5-Year CAGR of 22.4% Dividend 5-Year CAGR of 47.6% C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Six Year Track Record at or for the three months ended March 31, 1999 at or for the three months ended March 31, 2005 % Change Assets $7.9 billion $21.1 billion +167% Loans $3.7 billion $11.9 billion +222% Deposits $6.9 billion $11.7 billion +70% Equity (Shareholders' Equity) $920 million $1.4 billion +52% Market Cap $5.2 billion Equity/Assets 11.69% 6.81% Efficiency Ratio 31.07% 23.7% Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

"Second Step" Offering - 100% Publicly Owned Sold a total of 392,980,580 shares of common stock at $10.00 per share (subscription and syndicated offering combined) on June 7, 2005, raising $3.80 billion in "second-step" conversion and stock offering Effected a stock split of 3.206 shares to one Market cap increased from $1.4 billion on 7/13/99 to $6.5 billion 6/7/05 First trade equaled $11.10 Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

At the time it was the 7th largest domestic public stock offering in history AND the largest ever by a U.S. bank (Google's 8/04 offering raised $1.67 billion) The Hudson City IPO C O N S E R V A T I V E & E F F I C I E N T S E R V I C E Added to the S&P 500 Index on February 14, 2007

The Hudson City Game Plan Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Efficiency + Conservative Credit Underwriting Competitive Pricing + Profit Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

*Source: SNL Financial. Industry-Leading Operational Efficiency Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets at March 31, 2009* Efficiency Ratio at December 31 Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E Efficiency Ratio 1999 0.283 2000 0.3055 2001 0.2804 2002 0.236 2003 0.2381 2004 0.236 2005 0.224 2006 0.257 2007 0.257 2008 0.208 2Q09 0.2094

Efficiency Hudson City Peer Comparison Peer Comparison Peer Comparison Peer Comparison Bank Assets 3/31/09 Market Cap 7/13/09 # Employees 3/31/09 HCBK $56.6 billion $7.5 billion 1,458 Huntington $51.7 billion $1.5 billion 10,533 Zions $54.5 billion $1.4 billion 10,942 *Source: SNL Financial. C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Outstanding Credit Quality 99% of our Loan portfolio consists of 1-4 family first mortgages Require a minimum of 20% down payment on all mortgages At origination the average down payment on the portfolio is approximately 39% Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Hudson City vs. National Delinquency Totals* Hudson City as of March 31, 2009 Conventional Mortgages % of Three Payments Past Due USA 4.70% NJ 4.26% NY 3.22% CT 2.68% Hudson City 1.05% *Source: M.B.A National Delinquency Survey C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Securities Securities totaled $24.7 billion, approximately 44% of balance sheet as of March 31, 2009 All securities are issued by one of the following government sponsored enterprises carrying an implied credit guarantee FNMA, FHLMC, GNMA, FHLB Overall unrealized gain in total portfolio of $520 million, including an unrealized gain in available-for-sale portfolio of $272 million as of March 31, 2009 Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Brokered CDs What We Haven't Done... Subprime Loans Option ARM Loans Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E Participate in TARP (Troubled Asset Relief Program)

challenges

CONSERVATIVE & EFFICIENT SERVICE

Mortgage and Credit Crisis Time Line

June 2007
- Extensive losses reported in two Bear Stearns hedge funds in mortgage-backed securities investments

October 2007/ January 2008
- Large Losses reported at UBS ($18B write-down due to subprime mortgages)
- Merrill Lynch (more than $8B and Citigroup ($6.5B loss for quarter)

January 2008
- Bank of America acquires Countrywide Financial

September 2008
- Paulson puts GSE into conservatorship
- Lehman Brothers files for bankruptcy; Lehman Fails
- Bank of America takes over Merrill Lynch
- U.S. Treasury Loans $85B to AIG for 79.9% equity stake
- Barclays buys Lehman's U.S. broker-dealer operation
- Morgan Stanley and Goldman Sachs approved to become BHC regulated by the Fed
- WaMu closes; assets sold to JP Morgan Chase for $1.9B

October 2008
- Wells Fargo agrees to buy Wachovia
- AIG line increased $38.7B
- U.S. Treasury to inject $250B into banks in exchange for preferred shares; nine banks agree (totaling $125B)

November 2008
- U.S. Treasury invests $40B in AIG
- Citigroup rescued
- Fed announces $500B GSE purchase plan

December 2008
- Bernie Madoff charged for running $50B "ponzi scheme"
- Rescue for "Big Three" automakers announced
- U.S. Treasury invests $6B in GMAC

January 2009
- U.S. Treasury/ FDIC announces Bank of America support

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QFI Qualifying Financial Institution CPP Capital Purchase Program TARP Troubled Assets Relief Program PDCF Primary Dealer Credit Facility AIG loan + Maiden Lane LLC (Bear Stearns funding) TLGP Temporary Liquidity Guarantee Program PPIP/PPIF Public-Private Investment Program/Fund CPFF Commercial Paper Funding Facility ABMMLF Asset-backed commercial paper money-market mutual fund liquidity facility TSLF Term Securities Lending Facility TSFP Temporary Supplementary Financing Program TAF Term Auction Facility Currency Swap Lines of Credit HASP Housing Affordability and Stability Plan ARRA American Recovery and Reinvestment Act of 2009 Legacy Loans Program/ Legacy Securities Program FSP Financial Stability Plan

Who Benefits From Our Game Plan? Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Employees and Customers We now employ over 1,400 people throughout New Jersey, New York and Connecticut who serve almost 650,000 customers No Sales Targets or Production Goals Customer Service Satisfaction is our main goal All Branch offices have listed phone numbers As the Most Efficient Bank in America we're able to offer our customers some of the highest deposit yields, lowest fees and competitive mortgage rates Supervisory and Management turnover has been minimal due to our work environment, opportunities for growth and our excellent combined compensation package Employees are the largest shareholders mainly through the Employee Stock Ownership Plan (ESOP) with approximately 11% of the shares outstanding with over 50 million shares. As a result the average employees receives (in addition to their salary) an annual disbursement of over 40% of their salary Hudson City C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

Shareholder's Initial Investment - as of June 30, 2009 Hudson City Since 7/99 Since 6/05 (1st Step) (2nd Step) + Initial stock price $1.56* $10.00 - Total cumulative dividend paid $2.25 $1.51 = Net cost of shares purchase in IPOs $- 0.69 $8.49 As of 7/13/09 HCBK closed at $14.39 10th Anniversary of IPO As of 7/13/09 HCBK closed at $14.39 10th Anniversary of IPO a 69.5% increase *Split adjusted. C O N S E R V A T I V E & E F F I C I E N T S E R V I C E

second quarter results

Overview of Second Quarter 2009 Quarterly earnings of $127.9 million or $0.26 diluted earnings per share, up 15% and 18% respectively from the same period in 2008 $0.15 quarterly dividend declared on July 20th. Dividend increase in April marked the 10th consecutive year of increases Asset growth of $3.26 billion to $57.41 billion for the 6 month period Net Loans increased $1.28 billion over the last 6 months Deposits increased $3.23 billion to $21.69 billion at June 30, 2009 from $18.46 billion at December 31, 2008 Leverage capital ratio of 7.65% and total risk-based ratio of 21.09% still shows our institution as well-capitalized results

What Are People Saying About Us?

F I N A N C I A L S T R E N G T H

The watchword of the bank has been conservative and efficient service to its customers Robert J. Rendall, 1928 our year to 1 0 S T R A I G H T Y E A R S O F R E C O R D R E S U L T S shine